                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
              UNREGISTERED 10% SENIOR SUBORDINATED NOTES DUE 2004
                     (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                      OF
                              LOOMIS, FARGO & CO.

    PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED JUNE 20, 1997

  As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 10% Senior Subordinated Notes due 2004 (the "Old Notes"), of Loomis, Fargo & Co., are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 21, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              MARINE MIDLAND BANK

    By Facsimile Transmission (for      By Hand, Mail or Overnight Delivery:
     Eligible Institutions only):                Marine Midland Bank
            (212) 658-2292

                                                140 Broadway, Level A
  For information or Confirmation by        New York, New York 10005-1180
              Telephone:                  Attn: Corporate Trust Operations

            (212) 658-5931
   (Originals of all documents sent by facsimile should be sent promptly by registered
        or certified mail, by hand, or by overnight delivery service.)

  DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to Loomis, Fargo & Co., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated June 20, 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal,
receipt of which is hereby acknowledged, $        in aggregate principal
amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.


 Name(s) of Registered Holder(s): __________________________________________
                           (PLEASE TYPE OR PRINT)
 Address:___________________________________________________________________
 ___________________________________________________________________________
 Area Code & Telephone No.: ________________________________________________
 Certificate Number(s) for
 Old Notes (if available): _________________________________________________
 Total Principal Amount
 Tendered and Represented
 by Certificate(s): $ ______________________________________________________
 Signature of Registered Holder(s): ________________________________________
 Dated: ____________________________________________________________________
 [_]The Depository Trust Company
    (Check if Old Notes will be tendered
    by book-entry transfer)
 Account Number: ___________________________________________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED

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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


 Name of Firm: _____________________________________________________________
 Address: __________________________________________________________________
 ___________________________________________________________________________
 Area Code and Telephone No.: ______________________________________________
 Authorized Signature: _____________________________________________________
 Name: _____________________________________________________________________
 Title: ____________________________________________________________________
 Dated: ____________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
      OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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